SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 13, 1998



                                MONSANTO COMPANY
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               (Exact Name of Registrant as Specified in Charter)



       Delaware                     1-2516                 43-0420020
       --------                     ------                 ----------
      (State of Incorporation)    (Commission            (IRS Employer
                                 File Number)          Identification No.)


  800 North Lindbergh Boulevard
      St. Louis, Missouri                                     63167
      -------------------                                     -----
(Address of Principal Executive Offices)                   (Zip Code)



Registrant's telephone number, including area code:  (314) 694-1000


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ITEM 5.     OTHER EVENTS.

      On October 13, 1998, Monsanto Company (the "Company") issued a press release announcing that the Company and American Home Products Corporation ("AHP") had terminated by mutual consent the Merger Agreement, dated as of May 31, 1998, among AHP, MA Sub, Inc. and the Company. A copy of the press release issued by the Company is filed as an exhibit hereto and is incorporated by reference herein.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c) Exhibits. The following exhibits are filed as part of this report:

               99.1 Press release, dated October 13, 1998, issued by Monsanto Company.


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                                    SIGNATURE

            Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 13, 1998

                                       MONSANTO COMPANY

                                       By /s/  Hendrik A. Verfaillie
                                         -------------------------------
                                         Name:  Hendrik A. Verfaillie
                                         Title: President


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                                  EXHIBIT INDEX

Exhibit
Number                        Description
------                        -----------

  99.1         Press release, dated October 13, 1998, issued by Monsanto
               Company.